--------------------------------------------------------------------------------
CLOSED END
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ACM Managed
Dollar Income Fund

Semi-Annual Report
March 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 22, 2002

Dear Shareholder:

This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2002.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, high-risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended March 31, 2002. For comparison, we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+)--a standard measure of the performance of a basket of unmanaged emerging market debt securities--and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index--a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.

INVESTMENT RESULTS*
Periods Ended March 31, 2002

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
ACM Managed
Dollar Income
Fund (NAV)                                              19.54%           11.05%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index Plus                                               5.65%            3.62%
--------------------------------------------------------------------------------
Credit Suisse
First Boston
High Yield
Index                                                    8.32%            3.36%
--------------------------------------------------------------------------------
Composite:
65%/35%
(65% JPM
EMBI+ 35%
(CSFBHY)                                                 6.58%            3.53%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed income, non-convertible


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The composite is from the inception of the JPM EMBI+, which was 12/31/93. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

      Additional investment results appear on pages 6-8.

The Fund significantly outperformed the composite benchmark for the six- and 12-month periods ended March 31, 2002. This was primarily due to the Fund's security selection in both its emerging market and high yield holdings. The Fund's use of financial leverage during a period of strong returns further enhanced the outperformance relative to the index.

Within the emerging market sector, the Fund's overweight position in Russia and its overall security selection were the primary contributors to outperformance. Positions in Mexico, Brazil, the Philippines and Ukraine also enhanced performance. Eliminating the Fund's position in Argentina in November of 2001 was a key decision that contributed positively to performance.

Russia, which benefited from strong economic growth in spite of lower oil prices, continued to outperform all other emerging market countries during the six-month period, posting a return of 33.48% as measured by the JPM EMBI+. News that Russia does not plan to issue any foreign debt in 2002 and will revamp its outdated debt management system also had a positive effect on Russian bond prices.

Mexico posted a return of 9.58% for the six-month period even though it was negatively impacted by a slowing U.S. economy and lower oil prices. Bond prices strengthened as Standard & Poor's (S&P) increased Mexico's credit rating to a BBB investment-grade level, the government began implementing much needed fiscal reforms and the economy continued to align itself with the U.S.

In Brazil, greater than expected trade surpluses and a strengthening currency led to declining debt ratios, enabling the central bank to lower interest rates. Growth prospects improved as heavy rains filled the reservoirs of the country's hydroelectric power plants, enabling the government to put an end to electricity rationing. Brazil's ability to withstand the crisis in neighboring Argentina also improved its outlook. For the six-month period, Brazil returned 25.90% and was the largest country weight within the JPM EMBI+.

In the Philippines, a robust agricultural sector supported the economy, which outperformed despite weak demand for electronics exports. During the period under review, the Philippine central bank cut interest rates to their lowest level since 1995, fueling economic growth. An improved credit rating, falling inflation and a stable currency further supported bond prices, with the Philippines posting a return of 23.28% for the period.


--------------------------------------------------------------------------------
2 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The Fund's position in Ukraine enhanced performance as economic growth and improving credit boosted the country's bond prices, with Ukraine returning 29.53% for the six-month period.

The Fund's high yield holdings also contributed positively to performance. Our focus on domestic cable selections such as Charter Communication Holdings and Mediacom Broadband, which benefit from stable cash flows, were significant positive contributors to the Fund. In addition, holdings in the automotive, chemical, diversified media and hotel sectors helped performance. On the other hand, the Fund's overweight position in the wireless telecommunications sector, relative to the benchmark, had a negative effect on performance. The wireless telecommunications sector was impacted by concerns regarding future subscriber growth rates that adversely affected valuations. However, the Fund's security selection within the telecommunications sector was a positive contributor to performance.

Market Overview

In the U.S., economic growth surpassed expectations for the fourth quarter of 2001. Gross domestic product (GDP), which is the broadest measure of U.S. economic activity, grew a revised 1.7% in real terms. Unemployment levels appeared to have peaked as the U.S. economy began adding jobs in March for the first time in eight months. An increase in industrial production levels further indicated that the U.S. economy was beginning to rebound. The U.S. Federal Reserve ended its easing cycle as signs of an economic recovery began to emerge. In addition, in March 2002 the President signed into law a retroactive tax bill designed to enhance corporate cash flow and trigger a faster recovery in capital spending.

Emerging market debt, as measured by the JPM EMBI+, posted a return of 5.65% for the six-month period under review. Expansionary U.S. fiscal and monetary policy, increased production levels, low interest rates and the bottoming out of economic decline in Europe created a favorable environment for emerging market debt. These factors combined with high levels of liquidity and increasing investor confidence contributed to a steady inflow of funds into emerging market bonds during the period under review. However, the overall performance of the sector was significantly dampened by the negative performance of Argentina, which fell 59.29% for the period. Apart from Argentina, the JPM EMBI+ returned a strong 19.03% for the period.

Most other individual emerging market countries posted strong returns as the market de-coupled from the events in Argentina. In addition to the top performing countries already mentioned in the investment results section, Ecuador returned 37.37%, Turkey, 25.06%, Nigeria, 18.89%, Peru, 19.02% and Bulgaria 16.56%. Besides Argentina, the only countries that underperformed the index were Poland and Korea, which respectively returned 3.81% and 3.26%.

For the six-month reporting period ended March 31, 2002, the high yield market, as represented by the CSFBHY


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Index, returned 8.32%. Strong performance in the first quarter of 2002 reflected an improved economic outlook and investors' willingness to assume additional risk. The high yield market was also the beneficiary of large inflows into high yield mutual funds. Inflows in March alone totaled approximately $3.2 billion, the largest single monthly addition on record. However, default rates remained high throughout the six-month period, reflecting the low financial flexibility of highly leveraged companies. Default levels peaked in January 2002 with $15.1 billion in defaulted bonds. For the six-month period, higher rated securities outperformed as investors sought higher quality issuers.

Outlook

The world economic outlook continues to improve for 2002, sparked by the evidence of a stronger than anticipated rebound in the U.S. economy, coupled with the initial success of the war on terrorism. Given the amount of fiscal and monetary stimulus, the rebound in economic growth in the U.S. should prove to be stronger than initially anticipated, paving the way for stronger global growth. Liquidity, already at historically high levels, continues to rise, further improving the outlook for a sustainable economic recovery.

We expect growth to accelerate in most emerging market economies, particularly in Latin America (excluding Argentina) and Asia (excluding Japan), as the demand for imports increases in developed economies and global risk aversion continues to subside. With Federal Funds rate increases imminent and higher Treasury yields expected, emerging market bonds will have difficulty turning in further strong performance. Nonetheless, the rapid global economic recovery and rising liquidity in all market sectors bodes well for the asset class. Within the Fund, we will continue to favor holdings in Russian debt. We also favor oil-related credits such as Ecuador and Venezuela, as oil prices have firmed. We will be somewhat more cautious with Brazil, as elections are due to be held in the fall.

The high yield market continues to build momentum into 2002 as the economy recovers. We believe that high yield will outperform relative to other fixed income sectors. We are currently focused on cable issuers that we expect to outperform in the near-term, as well as the wireless telecommunications sector that we believe is undervalued. With an improving economy, we also favor cyclical industries and will maintain a focus on single B-rated securities, which we expect to outperform.


--------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in the ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


/s/ George D. Caffrey

George D. Caffrey
Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Wayne D. Lyski

[PHOTO]           Paul J. DeNoon

[PHOTO]           George D. Caffrey

Wayne D. Lyski, Paul J. DeNoon and George D. Caffrey, Portfolio Managers, have over 50 years of combined investment experience. Wayne D. Lyski oversees fixed income investments at Alliance Capital and manages assets in both domestic and international markets.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 3/31/02

ACM Managed Dollar Income Fund (NAV):   $15,667
Composite:                              $20,969

[The following table was depicted as a mountain chart in the printed material.]

                      ACM Managed Dollar Income Fund          Composite
-------------------------------------------------------------------------------
    10/31/93                     $10,000                       $10,000
     3/31/94                     $ 8,324                       $ 9,110
     3/31/95                     $ 7,079                       $ 8,758
     3/31/96                     $10,554                       $11,949
     3/31/97                     $14,252                       $15,156
     3/31/98                     $17,998                       $17,688
     3/31/99                     $12,648                       $15,978
     3/31/00                     $15,209                       $19,011
     3/31/01                     $14,108                       $20,254
     3/31/02                     $15,667                       $20,969


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93 to 3/31/02) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. For the period 10/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPMEMBI+. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in a composite, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* Closest month-end after Fund's inception date of 10/22/93.


--------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                               [BAR CHART OMITTED]

         ACM Managed Dollar Income Fund (NAV)--Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                             ACM Managed Dollar
                              Income Fund (NAV)             Composite*
--------------------------------------------------------------------------------
      3/31/94**                    -16.76%                       N/A
      3/31/95                      -14.95%                    -3.86%
      3/31/96                       49.08%                    36.44%
      3/31/97                       35.04%                    26.84%
      3/31/98                       26.28%                    16.74%
      3/31/99                      -29.73%                    -9.67%
      3/31/00                       20.25%                    18.99%
      3/31/01                       -7.24%                     6.54%
      3/31/02                       11.05%                     3.53%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

** Fund returns for the period 3/31/94 are from the Fund's inception date of 10/22/93 through 3/31/94. The J.P. Morgan Emerging Markets Bond Index Plus was not available until 1/1/94. Therefore, returns for the benchmark are unavailable for the period ended 3/31/94.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
March 31, 2002 (unaudited)

INCEPTION DATE                       PORTFOLIO STATISTICS
10/22/93                             Net Assets ($mil): $157.9

SECURITY TYPE

   45.9% Sovereign
   36.9% Corporate
    3.9% Brady Bonds                             [PIE CHART OMITTED]
    3.8% Yankee Bonds
    2.4% Preferred Stock

    7.1% Short-term

COUNTRY BREAKDOWN

   46.4% United States
   16.7% Brazil
   15.7% Russia
    9.2% Mexico
    3.4% Philippines
    1.5% Ecuador                                 [PIE CHART OMITTED]
    1.2% Panama
    1.1% Turkey
    1.0% Luxembourg
    1.0% Ukraine
    0.6% Peru
    0.6% Colombia

    1.6% Other

All data as of March 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.5% weightings in each of the following countries:
Venezuela, Canada, United Kingdom, Argentina, Bulgaria, Bahamas, and the Netherlands.


--------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2002 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-69.8%

Sovereign Debt Securities-64.4%
Brazil-19.0%
Republic of Brazil
   11.00%, 8/17/40(a) ............................    $   33,450    $ 27,562,800
   12.75%, 1/15/20 ...............................         2,500       2,447,500
                                                                    ------------
                                                                      30,010,300
                                                                    ------------
Colombia-0.8%
Republic of Colombia
   8.375%, 2/15/27 ...............................           625         447,812
   11.75%, 2/25/20 ...............................           835         832,912
                                                                    ------------
                                                                       1,280,724
                                                                    ------------
Ecuador-2.2%
Republic of Ecuador
   5.00%, 8/15/30(b)(c) ..........................         1,850       1,003,625
   12.00%, 11/15/12 ..............................         3,000       2,407,500
                                                                    ------------
                                                                       3,411,125
                                                                    ------------
Mexico-10.3%
United Mexican States
   11.375%, 9/15/16(a) ...........................        13,025      16,300,788
                                                                    ------------
Panama-1.7%
Republic of Panama
   2.625%, 7/17/16(b) ............................         1,833       1,565,750
   10.75%, 5/15/20 ...............................         1,000       1,109,000
                                                                    ------------
                                                                       2,674,750
                                                                    ------------
Philippines-4.7%
Republic of Philippines
   9.375%, 1/18/17 ...............................           300         304,500
   9.875%, 1/15/19 ...............................         3,500       3,531,500
   10.625%, 3/16/25 ..............................         3,450       3,639,750
                                                                    ------------
                                                                       7,475,750
                                                                    ------------
Russia-22.0%
Ministry Finance of Russia
   Series V
   3.00%, 5/14/08 ................................         1,500       1,014,450
   Series VI
   3.00%, 5/14/06 ................................         3,600       2,794,680
Russian Federation
   5.00%, 3/31/30(a)(b)(c) .......................        46,650      30,874,594
                                                                    ------------
                                                                      34,683,724
                                                                    ------------
Turkey-1.6%
Republic of Turkey
   11.75%, 6/15/10 ...............................         1,500       1,548,750
   11.875%, 1/15/30 ..............................         1,000       1,011,500
                                                                    ------------
                                                                       2,560,250
                                                                    ------------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Ukraine-1.4%
Ukraine Government
   11.00%, 3/15/07 ...............................    $    2,136    $  2,156,292
                                                                    ------------
Venezuela-0.7%
Republic of Venezuela
   9.25%, 9/15/27 ................................         1,500       1,029,750
                                                                    ------------
Total Sovereign Debt Securities
   (cost $85,416,757) ............................                   101,583,453
                                                                    ------------
Collateralized Brady Bonds-0.2%
Bulgaria-0.2%
Republic of Bulgaria
   Discount FRN
   Series A
   2.81%, 7/28/24(b)
   (cost $335,374) ...............................           450         402,750
                                                                    ------------
Non-Collateralized Brady Bonds-5.2%
Brazil-4.3%
Republic of Brazil
   3.25%, 4/15/12(b) .............................         8,900       6,815,670
                                                                    ------------
Peru-0.9%
Republic of Peru FLIRB
   4.00%, 3/07/17(b) .............................         1,850       1,387,500
                                                                    ------------
Total Non-Collateralized Brady Bonds
   (cost $7,885,957) .............................                     8,203,170
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $93,638,088) ............................                   110,189,373
                                                                    ------------
U.S. CORPORATE DEBT OBLIGATIONS-51.6%
Aerospace/Defense-0.4%
Sequa Corp.
   9.00%, 8/01/09 ................................           565         567,825
Transdigm, Inc.
   10.375%, 12/01/08 .............................           120         121,800
                                                                    ------------
                                                                         689,625
                                                                    ------------
Automotive-1.1%
ArvinMeritor, Inc.
   8.75%, 3/01/12 ................................           325         335,562
Collins & Aikman Products Co.
   10.75%, 12/31/11(c) ...........................           385         390,775


--------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Dana Corp.
   10.125%, 3/15/10(c) ...........................    $      410    $    426,400
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 ................................           632         632,000
                                                                    ------------
                                                                       1,784,737
                                                                    ------------
Broadcasting & Media-2.7%
Allbritton Communications Co.
   Series B
   8.875%, 2/01/08 ...............................           680         714,850
American Media Operations, Inc.
   10.25%, 5/01/09(c) ............................           255         265,200
Corus Entertainment, Inc.
   8.75%, 3/01/12(c) .............................           250         258,125
Fox Family Worldwide, Inc.
   10.25%, 11/01/07 ..............................           905         972,735
Lin Holdings Corp.
   10.00%, 3/01/08(d) ............................         1,050         929,250
Paxson Communications Corp.
   10.75%, 7/15/08 ...............................           480         525,600
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12(c) .............................           315         314,213
   8.75%, 12/15/11(c) ............................           270         279,450
                                                                    ------------
                                                                       4,259,423
                                                                    ------------
Building/Real Estate-2.2%
D.R. Horton, Inc.
   8.00%, 2/01/09 ................................           730         740,950
LNR Property Corp.
   10.50%, 1/15/09 ...............................         1,200       1,254,000
Meritage Corp.
   9.75%, 6/01/11 ................................           535         563,088
Schuler Homes, Inc.
   10.50%, 7/15/11 ...............................           805         865,375
                                                                    ------------
                                                                       3,423,413
                                                                    ------------
Cable-6.0%
Adelphia Communications Corp.
   10.25%, 6/15/11 ...............................           560         509,600
   10.875%, 10/01/10 .............................         1,695       1,584,825
Charter Communication Holdings
   9.625%, 11/15/09 ..............................           310         296,050
   10.00%, 5/15/11 ...............................            10           9,600
   10.75%, 10/01/09 ..............................         2,600       2,600,000
   11.75%, 5/15/11(d) ............................         1,985       1,161,225
   12.125%, 1/15/12(c)(d) ........................           480         261,600
Echostar DBS Corp.
   9.25%, 2/01/06 ................................         1,060       1,091,800
   9.375%, 2/01/09 ...............................         1,285       1,342,825
Mediacom Broadband LLC
   11.00%, 7/15/13 ...............................           550         610,500
                                                                    ------------
                                                                       9,468,025
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Chemicals-3.5%
Airgas, Inc.
   9.125%, 10/01/11 ..............................    $      275    $    292,875
Compass Minerals Group, Inc.
   10.00%, 8/15/11(c) ............................           140         148,225
Equistar Chemical Funding L.P.
   10.125%, 9/01/08 ..............................           385         396,550
Ferro Corp.
   9.125%, 1/01/09 ...............................           310         322,024
Georgia Gulf Corp.
   10.375%, 11/01/07 .............................           770         831,600
Huntsman ICI Chemicals
   10.125%, 7/01/09 ..............................         1,110       1,026,750
Lyondell Chemical Co.
   9.50%, 12/15/08(c) ............................           190         191,900
   Series A
   9.625%, 5/01/07 ...............................           185         190,087
   Series B
   10.875%, 5/01/09 ..............................           995         977,588
OM Group, Inc.
   9.25%, 12/15/11(c) ............................           470         491,150
Resolution Performance Products
   13.50%, 11/15/10 ..............................           520         585,000
                                                                    ------------
                                                                       5,453,749
                                                                    ------------
Communications - Fixed-0.3%
Intermedia Communications, Inc.
   Series B
   11.25%, 7/15/07(d) ............................           215         198,875
Time Warner Telecom, Inc.
   10.125%, 2/01/11 ..............................           500         345,000
                                                                    ------------
                                                                         543,875
                                                                    ------------
Communications - Mobile-6.5%
American Cellular Corp.
   9.50%, 10/15/09 ...............................           915         677,100
Dobson/Sygnet Communications
   12.25%, 12/15/08 ..............................           750         738,750
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(e) ............................         5,000         325,000
Nextel Communications, Inc.
   5.25%, 1/15/10 ................................           885         446,925
   9.375%, 11/15/09 ..............................         1,085         724,238
   9.95%, 2/15/08(d) .............................         1,035         618,412
   10.65%, 9/15/07(d) ............................           190         126,825
Nextel Partners, Inc.
   11.00%, 3/15/10 ...............................           600         379,500
   12.50%, 11/15/09(c) ...........................           295         199,125
Rural Cellular Corp.
   9.75%, 1/15/10(c) .............................           635         527,050


--------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

TeleCorp PCS, Inc.
   10.625%, 7/15/10 ..............................    $      820    $    924,550
   11.625%, 4/15/09(d) ...........................         1,235       1,092,975
Tritel PCS, Inc.
   10.375%, 1/15/11 ..............................           590         666,700
   12.75%, 5/15/09(d) ............................           430         380,550
Triton PCS, Inc.
   8.75%, 11/15/11 ...............................           495         462,825
   11.00%, 5/01/08(d) ............................           990         868,725
Voicestream Wire
   10.375%, 11/15/09 .............................         1,050       1,139,250
                                                                    ------------
                                                                      10,298,500
                                                                    ------------
Consumer Manufacturing-1.7%
Collins & Aikman Floorcovering, Inc.
   9.75%, 2/15/11(c) .............................           160         168,200
Jostens, Inc.
   12.75%, 5/01/10 ...............................           980       1,100,050
Pennzoil-Quaker State Co.
   10.00%, 11/01/08(c) ...........................           445         518,425
Playtex Products, Inc.
   9.375%, 6/01/11 ...............................           275         293,563
Sealy Mattress Co.
   9.875%, 12/15/07 ..............................           550         563,750
                                                                    ------------
                                                                       2,643,988
                                                                    ------------
Containers-0.3%
Russell Stanley Holdings, Inc.
   9.00%, 11/30/08(c)(f)(h) ......................           684         513,026
                                                                    ------------
Energy-0.9%
EOTT Energy Partners, L.P.
   11.00%, 10/01/09 ..............................           300         283,500
Grey Wolf, Inc.
   8.875%, 7/01/07 ...............................           265         271,625
Lomak Petroleum
   8.75%, 1/15/07 ................................           280         281,400
Pride International, Inc.
   9.375%, 5/01/07 ...............................           270         282,488
Tesoro Petroleum Corp.
   Series B
   9.625%, 11/01/08 ..............................           250         255,000
                                                                    ------------
                                                                       1,374,013
                                                                    ------------
Entertainment & Leisure-1.1%
Premier Parks
   9.75%, 6/15/07 ................................           510         537,413
   10.00%, 4/01/08(d) ............................           320         305,600
Regal Cinemas, Inc.
   9.375%, 2/01/12(c) ............................           215         225,750
Six Flags, Inc.
   9.50%, 2/01/09 ................................           600         627,000
                                                                    ------------
                                                                       1,695,763
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Financial-1.5%
iStar Financial, Inc.
   8.75%, 8/15/08 ................................    $      550    $    567,264
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 ................................           280         224,328
Nationwide CSN Trust
   9.875%, 2/15/25(c) ............................         1,000       1,055,000
PXRE Capital Trust I
   8.85%, 2/01/27 ................................           440         281,600
Williams Scotsman, Inc.
   9.875%, 6/01/07(c) ............................           180         180,900
                                                                    ------------
                                                                       2,309,092
                                                                    ------------
Food/Beverage-0.3%
B&G Foods, Inc.
   9.625%, 8/01/07(c) ............................           115         117,587
Del Monte Corp.
   9.25%, 5/15/11 ................................           165         173,250
DIMON, Inc.
   Series B
   9.25%, 10/15/11 ...............................           145         154,425
                                                                    ------------
                                                                         445,262
                                                                    ------------
Gaming-3.1%
Argosy Gaming Co.
   9.00%, 9/01/11 ................................           275         291,500
Boyd Gaming Corp.
   8.75%, 4/15/12(c) .............................           165         166,650
   9.25%, 8/01/09 ................................           570         602,775
Harrahs Operating Company, Inc.
   7.875%, 12/15/05 ..............................           260         269,100
MGM Mirage
   8.375%, 2/01/11 ...............................           790         813,700
Mandalay Resort Group
   10.25%, 8/01/07 ...............................           715         777,563
Mohegan Tribal Gaming
   8.375%, 7/01/11 ...............................           590         600,325
Park Place Entertainment
   7.875%, 3/15/10(c) ............................           295         293,156
   9.375%, 2/15/07 ...............................         1,100       1,168,750
                                                                    ------------
                                                                       4,983,519
                                                                    ------------
Healthcare-2.9%
Concentra Operating Corp.
   13.00%, 8/15/09 ...............................           720         817,200
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09(c) ...........................           180         189,000
HCA - The Healthcare Co.
   7.875%, 2/01/11 ...............................           880         919,600
Iasis Healthcare Corp.
   13.00%, 10/15/09 ..............................         1,085       1,087,712


--------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Rotech Healthcare, Inc.
   9.25%, 4/01/12(c) .............................    $      260    $    269,750
Triad Hospitals Holdings
   Series B
   8.75%, 5/01/09 ................................            95         101,650
   11.00%, 5/15/09 ...............................           750         841,875
Vanguard Health Systems, Inc.
   9.75%, 8/01/11 ................................           275         291,500
                                                                    ------------
                                                                       4,518,287
                                                                    ------------
Hotels & Lodging-2.7%
Extended Stay America, Inc.
   9.875%, 6/15/11 ...............................           785         824,250
Felcor Lodging, L.P.
   8.50%, 6/01/11 ................................           197         200,447
   9.50%, 9/15/08 ................................           625         659,375
Host Marriott, L.P.
   9.25%, 10/01/07 ...............................           850         884,000
   9.50%, 1/15/07(c) .............................           600         631,500
MeriStar Hospitality Corp.
   9.125%, 1/15/11(c) ............................           455         466,944
MeriStar Hospitality Operating Partnership, L.P.
   10.50%, 6/15/09(c) ............................           275         293,906
Vail Resorts, Inc. ...............................
   8.75%, 5/15/09(c) .............................           345         348,450
                                                                    ------------
                                                                       4,308,872
                                                                    ------------
Industrial-1.2%
Applied Extrusion Technologies, Inc. .............
   10.75%, 7/01/11 ...............................           555         591,075
Flowserve Corp. ..................................
   12.25%, 8/15/10 ...............................           520         590,200
Universal Compression, Inc. ......................
   9.875%, 2/15/08(d) ............................           750         723,750
                                                                    ------------
                                                                       1,905,025
                                                                    ------------
Metals/Mining-0.5%
Commonwealth Industries, Inc. ....................
   10.75%, 10/01/06 ..............................            30          30,150
Steel Dynamics, Inc. .............................
   9.50%, 3/15/09(c) .............................           260         271,700
United States Steel LLC
   10.75%, 8/01/08(c) ............................           540         542,700
                                                                    ------------
                                                                         844,550
                                                                    ------------
Paper/Packaging-3.4%
Crown Paper Co.
   11.00%, 9/01/05(e) ............................         5,000               0
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09(c) ............................           375         384,375
Owens-Illinois, Inc.
   7.80%, 5/15/18 ................................           385         335,913
   7.85%, 5/15/04 ................................           230         226,550


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Plastipak Holdings, Inc.
   10.75%, 9/01/11(c) ............................    $      550    $    601,563
Riverwood International Corp.
   10.625%, 8/01/07 ..............................           510         539,325
Sealed Air Corp.
   8.75%, 7/01/08(c) .............................         1,260       1,279,830
Stone Container
   9.25%, 2/01/08 ................................           750         806,250
   9.75%, 2/01/11 ................................         1,085       1,177,225
                                                                    ------------
                                                                       5,351,031
                                                                    ------------
Petroleum Products-0.5%
Frontier Oil Corp.
   11.75%, 11/15/09 ..............................           700         749,000
                                                                    ------------
Retail-0.5%
Advance Stores Company, Inc.
   10.25%, 4/15/08 ...............................           460         485,300
United Auto Group, Inc.
   9.625%, 3/15/12(c) ............................           245         252,656
                                                                    ------------
                                                                         737,956
                                                                    ------------
Service-4.1%
Alderwoods Group, Inc.
   12.25%, 1/02/09 ...............................           295         312,700
Allied Waste North America
   8.50%, 12/01/08(c) ............................           540         544,050
   8.875%, 4/01/08 ...............................           810         832,275
   10.00%, 8/01/09 ...............................         2,580       2,625,150
Coinmach Corp.
   9.00%, 2/01/10(c) .............................           250         258,750
Iron Mountain, Inc.
   8.625%, 4/01/13 ...............................           410         432,550
Service Corporation International
   6.00%, 12/15/05 ...............................           455         420,306
   6.30%, 3/15/20(g) .............................            45          44,325
   6.50%, 3/15/08 ................................           240         215,400
   7.70%, 4/15/09 ................................           575         541,938
Stewart Enterprises, Inc.
   10.75%, 7/01/08 ...............................           230         254,150
                                                                    ------------
                                                                       6,481,594
                                                                    ------------
Supermarket/Drug-0.9%
Fleming Companies, Inc.
   Series B
   10.50%, 12/01/04 ..............................           490         503,475
   10.625%, 7/31/07 ..............................            25          25,594
Pathmark Stores, Inc.
   8.75%, 2/01/12(c) .............................           280         289,800


--------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Rite Aid Corp.
   11.25%, 7/01/08 ...............................    $      815    $    639,775
Stater Brothers Holdings
   10.75%, 8/15/06 ...............................            75          79,500
                                                                    ------------
                                                                       1,538,144
                                                                    ------------
Technology-0.8%
Fairchild Semiconductor
   10.125%, 3/15/07 ..............................           350         365,750
   10.50%, 2/01/09 ...............................           780         863,850
                                                                    ------------
                                                                       1,229,600
                                                                    ------------
Utilities - Electric & Gas-2.5%
AES Corp.
   8.875%. 2/15/11 ...............................           730         551,150
   9.375%, 9/15/10 ...............................           250         196,250
CMS Energy Corp.
   8.50%, 4/15/11 ................................           275         285,162
Misson Energy Holding Co.
   13.50%, 7/15/08 ...............................           670         731,975
PG&E National Energy Group, Inc.
   10.375%, 5/16/11 ..............................           670         694,677
PSEG Energy Holdings
   9.125%, 2/10/04 ...............................         1,000       1,003,931
   10.00%, 10/01/09 ..............................           280         287,683
South Point Energy Center LLC
   9.825%, 5/30/19(c) ............................           320         262,400
                                                                    ------------
                                                                       4,013,228
                                                                    ------------
Total U.S. Corporate Debt Obligations
   (cost $93,530,609) ............................                    81,563,297
                                                                    ------------
NON-U.S. CORPORATE DEBT
   OBLIGATIONS-5.3%
Argentina-0.3%
Supercanal Holdings, SA
   10.75%, 11/07/02(e)(h) ........................         3,478         417,315
                                                                    ------------
Bahamas-0.1%
Sun International Hotels, Ltd.
   8.875%, 8/15/11 ...............................           100         101,500
                                                                    ------------
Canada-0.5%
Fairfax Financial Holdings
   7.375%, 4/15/18 ...............................            25          17,514
   7.75%, 7/15/37 ................................           165         108,516
Microcell Telecommunications
   Series B
   14.00%, 6/01/06(d) ............................           700         490,000
Rogers Wireless, Inc.
   9.625%, 5/01/11 ...............................           275         257,125
                                                                    ------------
                                                                         873,155
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Mexico-2.6%
Innova S. de R.L.
   12.875%, 4/01/07 ..............................    $    4,500    $  4,083,750
                                                                    ------------

Luxembourg-1.4%
Mobile Telesystems Finance S.A.
   10.95%, 12/21/04(c) ...........................         2,130       2,172,600
                                                                    ------------

Netherlands-0.0%
Netia Holdings BV
   Series B
   11.25%, 11/01/07(d)(e) ........................           475          78,375
                                                                    ------------

United Kingdom-0.4 %
Intertek Finance Plc
   Series B
   10.25%, 11/01/06 ..............................           650         663,000
                                                                    ------------

Total Non-U.S. Corporate Debt Obligations
   (cost $11,825,181) ............................                     8,389,695
                                                                    ------------

Convertible Preferred Stock-0.0%
PSINet, Inc.
   7.00%(c)(e)
   (cost $600,000) ...............................        15,000           1,050
                                                                    ------------

Non-Convertible Preferred Stock-3.3%
CSC Holdings, Inc.
   Series M
   11.125% .......................................        26,009       2,672,425
Intermedia Communications, Inc.
   Series B
   13.50%(i) .....................................         1,144         932,360
Nextel Communications
   Series E
   11.125%(i) ....................................         1,573         566,280
Sinclair Capital
   11.625%(i) ....................................           850          89,250
Sovereign REIT
   12.00%(c) .....................................           870         957,000
                                                                    ------------

Total Non-Convertible Preferred Stock
   (cost $6,278,071) .............................                     5,217,315
                                                                    ------------


--------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Common Stock, Warrants & Rights-0.0%
Jostens, Inc. Cl. E
   Warrants, expiring 5/01/10(j)(k) ..............          655    $      9,989
Russell Stanley Holdings, Inc.
   Common Stock(j)(l) ............................      100,000               1
United Mexican States Recovery Rights(j) .........    3,538,000           6,899
                                                                   ------------

Total Common Stock, Warrants & Rights
   (cost $13,100) ................................                       16,889
                                                                   ------------

Short-Term Investment-10.0%
Time Deposit-10.0%
State Street Bank & Trust Co.
   1.25%, 4/01/02
   (cost $15,716,000) ............................   $   15,716      15,716,000
                                                                   ------------

Total Investments-140.0%
   (cost $221,601,049) ...........................                  221,093,619
Other assets less liabilities-(40.0%) ............                  (63,220,107)
                                                                   ------------

Net Assets-100.00% ...............................                 $157,873,512
                                                                   ============

(a) Securities, or portions thereof, with an aggregate market value of $67,019,376 have been segregated to collateralize reverse repurchase agreement.

(b) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2002.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the market value of these securities aggregated $48,888,150 or 31.0% of net assets.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)   Security is in default and is non-income producing.

(f)   Coupon is paid-in-kind

(g) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.

(h)   Illiquid security, valued at fair market value (See Note A.)

(i)   Paid-in-kind preferred, quarterly stock payments.

(j)   Non-income producing security.

(k) Each warrant entitles the holder to purchase 1.889 shares of common stock at $.01 per share. The warrants are exercisable until 5/01/10.

(l)   Common stock, par value is $0.01 per share.

      Glossary of Terms:
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2002 (unaudited)

Assets
Investments in securities, at value
   (cost $221,601,049) .....................................      $ 221,093,619
Cash .......................................................            137,879
Interest receivable ........................................          4,962,697
Receivable for investment securities sold ..................          1,691,009
Dividend receivable ........................................            105,638
                                                                  -------------
Total assets ...............................................        227,990,842
                                                                  -------------
Liabilities
Reverse repurchase agreements ..............................         69,095,859
Payable for investment securities purchased ................            598,803
Advisory fee payable .......................................            151,416
Tender fees payable ........................................            113,138
Administrative fee payable .................................             30,279
Accrued expenses and other liabilities .....................            127,835
                                                                  -------------
Total liabilities ..........................................         70,117,330
                                                                  -------------
Net Assets .................................................      $ 157,873,512
                                                                  =============
Composition of Net Assets
Common stock, at par .......................................      $     222,608
Additional paid-in capital .................................        294,969,031
Distributions in excess of net investment income ...........         (1,649,148)
Accumulated net realized loss on investment
   transactions ............................................       (135,161,549)
Net unrealized depreciation of investments .................           (507,430)
                                                                  -------------
                                                                  $ 157,873,512
                                                                  =============
Net Asset Value Per Share
   (based on 22,260,769 shares outstanding) ................              $7.09
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2002 (unaudited)

Investment Income
Interest .........................................   $11,009,007
Dividends ........................................       296,882   $ 11,305,889
                                                     -----------
Expenses
Advisory fee .....................................       768,432
Administrative fee ...............................       153,691
Audit and legal ..................................        55,896
Printing .........................................        43,011
Custodian ........................................        37,363
Transfer agency ..................................        22,924
Directors' fees ..................................        17,241
Loan fees ........................................        16,372
Registration fees ................................        12,531
Miscellaneous ....................................        24,273
                                                     -----------
Total expenses before interest expense ...........     1,151,734
Interest expense .................................     1,103,766
                                                     -----------
Total expenses ...................................                    2,255,500
                                                                   ------------
Net investment income ............................                    9,050,389
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..................................                  (15,502,798)
Net change in unrealized
   appreciation/depreciation
   of investments ................................                   33,836,208
                                                                   ------------
Net gain on investments ..........................                   18,333,410
                                                                   ------------
Net Increase in Net Assets
   from Operations ...............................                 $ 27,383,799
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months Ended   Year Ended
                                                  March 31, 2002   September 30,
                                                    (unaudited)        2001
                                                 ----------------  -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $  9,050,389    $ 21,776,043
Net realized loss on investment
   transactions ................................    (15,502,798)    (27,137,698)
Net change in unrealized
   appreciation/depreciation
   of investments ..............................     33,836,208     (10,959,081)
                                                   ------------    ------------
Net increase (decrease) in net assets
   from operations .............................     27,383,799     (16,320,736)
Dividends and Distributions
to Shareholders from:
Net investment income ..........................    (10,538,122)    (21,047,520)
Tax return of capital ..........................             -0-     (1,562,731)
                                                   ------------    ------------
Net decrease in net assets resulting
   from dividends and distributions
   to shareholders .............................    (10,538,122)    (22,610,251)
Common Stock Transactions
Reinvestment of dividends resulting in
   the issuance of Common Stock ................        918,285       1,365,636
Tender offer (resulting in the redemption
   of 0 and 248,723 shares of
   common stock, respectively) .................             -0-     (1,766,095)
Tender offer costs .............................             -0-       (212,169)
                                                   ------------    ------------
Total increase (decrease) ......................     17,763,962     (39,543,615)
Net Assets
Beginning of period ............................    140,109,550     179,653,165
                                                   ------------    ------------
End of period ..................................   $157,873,512    $140,109,550
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2002 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ...............    $ 10,037,095
Interest expense paid .........................      (1,593,845)
Operating expenses paid .......................      (1,215,507)
                                                   ------------
Net increase in cash from operating
   activities .................................                    $  7,227,743
Investing Activities:
Purchases of long-term investments ............     (83,655,419)
Proceeds from disposition of
   long-term investments ......................      89,302,838
Purchases of short-term investments, net ......      (9,680,000)
                                                   ------------
Net decrease in cash from
   investing activities .......................                      (4,032,581)
Financing Activities:(a)
Cash dividends paid ...........................      (9,619,837)
Increase in reverse repurchase
   agreements, net ............................      69,062,500
Repayment of bank loan ........................     (62,500,000)
                                                   ------------
Net decrease in cash from
   financing activities .......................                      (3,057,337)
                                                                   ------------
Net increase in cash ..........................                         137,825
Cash at beginning of period ...................                              54
                                                                   ------------
Cash at end of period .........................                    $    137,879
                                                                   ============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to Net
Increase in Cash from Operating Activities:
Net increase in net assets from
   operations .................................                    $ 27,383,799
Adjustments:
Decrease in dividends and interest
   receivable .................................    $    365,701
Accretion of bond discount and
   amortization of bond premium ...............      (1,634,495)
Decrease in accrued expenses and
   other assets ...............................         (63,773)
Decrease in interest payable ..................        (490,079)
Net realized loss on investment
   transactions ...............................      15,502,798
Net change in unrealized
   appreciation/depreciation
   on investments .............................     (33,836,208)
                                                   ------------
Total adjustments .............................                     (20,156,056)
                                                                   ------------
Net Increase in Cash from Operating
   Activities .................................                    $  7,227,743
                                                                   ============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the


--------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

6. Change in Accounting Principle

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $161,415 decrease in cost of investments and a corresponding $161,415 decrease in net unrealized depreciation, based on investments owned by the Fund on October 1, 2001.

The effect of this change for the period ended March 31, 2002, was to decrease net investment income by $78,036, increase net unrealized depreciation by $2,664 and decrease net realized loss on investment transactions by $80,700. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,030 during the six months ended March 31, 2002.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets of the Fund during the month. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $84,224,822 and $85,285,249, respectively, for the six months ended March 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2002.

At March 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $20,507,681 and gross unrealized depreciation of investments was $21,015,111, resulting in net unrealized depreciation of $507,430.

At September 30, 2001, the Fund had a capital loss carryforward of $92,990,518 of which $57,455,739 expires in the year 2007, $24,635,181 expires in the year 2008 and $10,899,598 expires in the year 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $25,917,547 during fiscal year 2001. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The differ-


--------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ence between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the six months ended March 31, 2002.

2. Interest Rate Swap Agreements

The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At March 31, 2002, the Fund had no outstanding interest rate swap contracts.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. During the six months ended March 31, 2002 and for the year ended September 30, 2001, the Fund issued 126,479 and 186,638 shares, respectively, in connection with the dividend reinvestment plan.

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

which was renewed on March 23, 2001. On March 22, 2002 the Fund terminated this agreement. The maximum credit available was $85,000,000. The average daily amount of the loan outstanding during the period ended March 22, 2002 was approximately $57,586,705 with a related weighted average annualized interest rate of 3.92%. The Fund was also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125% of 1% per annum on the average daily unused portion of the revolving credit.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2002, the average amount of reverse repurchase agreements outstanding was $69,062,500 and the daily weighted average interest rate was 1.76%.

As of March 31, 2002, the Fund had entered into the following reverse repurchase agreements:

         Amount               Broker           Interest Rate    Maturity
      ===========      ====================    =============    ========
      $30,773,305      Deutsche Banc               1.85%        12/31/02
      $12,736,542      JPMorgan Chase & Co.        1.85%        12/31/02
      $25,586,012      JPMorgan Chase & Co.        1.55%        12/31/02

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic development, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        Six Months Ended                            Year Ended September 30,
                                        March 31, 2002(a)        ------------------------------------------------------------
                                              (unaudited)            2001         2000         1999         1998         1997
                                              -------------------------------------------------------------------------------
Net asset value,
   beginning of period ...........                  $6.33           $8.09        $8.39        $8.18       $15.84       $13.08
                                              -------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .........                    .41             .98         1.08         1.25         1.41         1.45
Net realized and unrealized
   gain (loss) on investment
   and option transactions .......                    .83           (1.72)        (.22)         .34        (6.30)        2.62
                                              -------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ....................                   1.24            (.74)         .86         1.59        (4.89)        4.07
                                              -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .............                   (.48)           (.95)       (1.02)       (1.25)       (1.56)       (1.31)
Distributions in excess of
   net investment income .........                     -0-             -0-          -0-        (.13)          -0-          -0-
Distributions in excess of
   net realized gain on
   investments ...................                     -0-             -0-          -0-          -0-       (1.21)          -0-
Tax return of capital ............                     -0-           (.07)        (.14)          -0-          -0-          -0-
                                              -------------------------------------------------------------------------------
Total dividends and
   distributions .................                   (.48)          (1.02)       (1.16)       (1.38)       (2.77)       (1.31)
                                              -------------------------------------------------------------------------------
Net assets value, end of period ..                  $7.09           $6.33        $8.09        $8.39        $8.18       $15.84
                                              ===============================================================================
Market value, end of period ......                  $7.23           $7.62        $8.50       $10.25        $9.31       $15.00
                                              ===============================================================================
Total Return
Total investment return
   based on:(c)
   Market value ..................                   0.09%           3.02%       (5.41)%      27.06%      (23.44)%      40.87%
   Net asset value ...............                  19.54%         (10.08)%       9.99%       18.69%      (36.22)%      33.64%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............               $157,874        $140,110     $179,653     $184,618     $176,920     $336,514
Ratio to average net assets of:
   Expenses ......................                   2.18%(d)        2.75%        2.70%        2.46%        2.56%        2.36%
   Expenses, excluding
     interest expense(e) .........                   1.11%(d)        1.13%        1.09%        1.11%        1.03%        1.01%
   Net investment income .........                   8.74%(d)        9.90%        9.55%       11.27%        8.19%        8.00%
   Portfolio turnover rate .......                     43%            129%         134%         223%         208%         274%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the six months ended March 31, 2002, was to decrease net investment income per share by $0.004, increase net realized and unrealized gain on investment transactions per share by $0.004 and decrease the ratio of net investment income to average net assets from 8.81% to 8.74%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Net interest expense of 1.07%, 1.62%, 1.61%, 1.35%, 1.53%, and 1.35%, respectively, on loan agreements (See Notes E and F).


--------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND

                                               ---------------------------------
                                               SUMMARY OF ADDITIONAL INFORMATION
                                               ---------------------------------

SUMMARY OF ADDITIONAL
INFORMATION

Supplemental Proxy Information

An Annual Meeting of Shareholders of ACM Managed Dollar Income Fund, Inc. was held on March 20, 2002 and a subsequent meeting held on April 25, 2002. A description of each proposal and number of shares voted at the meeting are as follows:

                                                             Voted     Authority
                                                               For      Withheld
================================================================================
1. To elect directors:  Class Two Directors
                        (term expires in 2005)
                        John H. Dobkin                  19,581,785       927,202
                        William H. Foulk, Jr.           19,593,718       915,219
                        Dr. James M. Hester             19,554,255       954,682

                                              Voted          Voted
                                                For        Against       Abstain
================================================================================
2. Approval of the
   amendment to the
   Charter authorizing the
   Board of Directors from
   time to time to
   increase or decrease
   the number of
   authorized shares
   of stock of the
   Corporation.                          11,942,504      1,834,937       515,148


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York,NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio

Taxable Bond Funds (continued)

Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR0602